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                                                                      EXHIBIT 99

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FOR  IMMEDIATE  RELEASE
August 8, 2000

                                             CONTACT: Martin A. Durant
                                                      Chief Financial Officer
                                                      Carmike Cinemas, Inc.
                                                      (706) 576-3416

                                                      Suzanne D. Brown
                                                      Investor/Public Relations
                                                      (706) 576-2737

                         CARMIKE CINEMAS TO RESTRUCTURE
                                UNDER CHAPTER 11

         Columbus, Georgia, August 8, 2000--Carmike Cinemas, Inc. (NYSE: CKE) announced today that the Company and its subsidiaries have filed voluntary petitions to reorganize their business under chapter 11 of the U.S. Bankruptcy Code. The filings were made in the United States Bankruptcy Court for the District of Delaware.

         Michael W. Patrick, Carmike's President and Chief Executive Officer, stated, "After careful consideration and analysis of our current circumstances and the state of our industry, we determined that chapter 11 provides the most expeditious means to achieve a successful financial and operational restructuring of our business. Our focus is on preserving our assets and improving our operational strength during this difficult period for our industry, so that we can emerge as a stronger and healthier company."

         Mr. Patrick said he expects that the Company will receive the support of its customers, employees, suppliers and vendors during the reorganization process and that business should continue as usual. "While a dramatic step, chapter 11 should allow us to develop and implement a comprehensive business plan in a timely and orderly manner, without the uncertainties and


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delays we have faced in dealing with creditors," he noted. The Company has been taking a number of actions to ensure its financial viability during the economic downturn in the exhibition industry, including the elimination of new movie theatre development, curtailment of renovation and expansion of existing theatres, increased management control over expenditures, aggressive marketing of surplus assets and evaluations of capital sources and debt restructurings.

         Carmike Cinemas, Inc. is the nation's third largest motion picture exhibitor in terms of the number of screens operated. Carmike currently operates 2,802 screens at 436 locations in 36 states. Carmike focuses on small to mid-sized communities across the United States with populations ranging from 7,000 to 500,000.

FORWARD-LOOKING STATEMENTS

         Forward-looking statements in this press release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate," and similar expressions are intended to identify such forward-looking statements; however, this press release also contains other forward-looking statements. Carmike cautions that there are various important factors that could cause actual results to differ materially from those indicated in the forward-looking statements; accordingly, there can be no assurance that such indicated results will be realized. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the overall viability of the Company's long-term operational reorganization and financial restructuring plan; competitive pressures in Carmike's secondary market niche; dependence upon motion picture production and performance; the ability to achieve planned openings or closings of theatres and screens; seasonality; business conditions in the movie industry and other complementary markets; general economic conditions and the risk factors detailed from time to time in Carmike's periodic reports and registration statements filed with the Securities and Exchange Commission, including Carmike's Annual Report on Form 10 K for the year ended December 31, 1999. By making these forward-looking statements, Carmike does not undertake to update them in any manner except as may be required by Carmike's disclosure obligations in filings it makes with the Securities and Exchange Commission under Federal securities laws.